UNITED STATES SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NORTHERN GENESIS ACQUISITION CORP.

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For immediate release

Lion Electric Secures its Largest Truck Order to Date with
100 Zero-Emission Trucks from Pride Group Enterprises

Kansas City, MO, March 25th, 2021 — Northern Genesis Acquisition Corp. (NYSE: NGA) announces that its proposed business combination partner, The Lion Electric Company (Lion), a leading manufacturer of all-electric medium and heavy-duty urban vehicles, today announced that the company has received a purchase order from Pride Group Enterprises (Pride) for the acquisition of 100 all-electric Lion6 and Lion8 trucks. The order represents Lion’s largest single order of zero-emission trucks to date.

Pride will be integrating the all-electric trucks into its existing logistics, full maintenance, leasing, rental and equipment retail operations throughout the U.S. and Canada, as well as deploying them with a selection of its fleet management clients. The majority of the trucks are expected to be delivered to Pride during 2021, with the remainder of deliveries expected to take place in 2022.

“Partnering with Lion on our zero-emission heavy-duty trucking efforts gives Pride the unique advantage of deploying these vehicles on the road in the very short term, and significantly contributes to our goal of 100% electric vehicles, while gaining valuable experience in zero-emission operations,” said Pride Group Enterprises CEO, Sam Johal. “The ability to offer truly zero-emission freight to our customers is a huge step for our business and environment. Along with the support from one of our long-tern financial partners Hitachi Capital, we are excited about partnering with a Canadian EV OEM and promoting the Canadian brand, in the North American market.”

In addition to supplying the vehicles, Lion will also work to support Pride in key aspects of fleet electrification, including the installation of adequate charging infrastructure as well as integrating advanced telematics services into its operations – data which is critical to maximizing return on investment (ROI) in electric fleets. The Lion6 and Lion8 trucks have ranges of 180 and 165 miles respectively, and will be used for regional shipping operations.

All of Lion’s vehicles are purpose-built for electric propulsion from the ground up, and are manufactured at Lion’s North American facility, which has a current capacity to produce approximately 2,500 electric trucks per year. Over the last decade, Lion has established itself as a leader in the all-electric heavy-duty vehicle industry, having delivered over 300 all-electric heavy-duty vehicles in North America with over 6 million miles driven since 2016.

About Lion Electric

Lion Electric is an innovative manufacturer of zero-emission vehicles. The company creates, designs and manufactures all-electric class 5 to class 8 commercial urban trucks and all-electric buses and minibuses for the school, paratransit and mass transit segments. Lion is a North American leader in electric transportation and designs, builds and assembles all its vehicles’ components, including chassis, battery packs, truck cabins and bus bodies.

Always actively seeking new and reliable technologies, Lion vehicles have unique features that are specifically adapted to its users and their everyday needs. Lion believes that transitioning to all-electric vehicles will lead to major improvements in our society, environment and overall quality of life.

About Northern Genesis Acquisition Corp.

Northern Genesis Acquisition Corp. (NYSE: NGA) is a special purpose acquisition company formed for the purpose of effecting a merger, stock exchange, acquisition, reorganization or similar business combination with one or more businesses. The Northern Genesis management team brings a unique entrepreneurial owner-operator mindset and a proven history of creating shareholder value across the sustainable power and energy value chain. Northern Genesis is committed to helping the next great public company find its path to success; a path which will most certainly recognize the growing sensitivity of customers, employees and investors to alignment with the principles underlying sustainability.

Transaction with Northern Genesis

On November 30, 2020, Lion announced that it had entered into a business combination agreement and plan of reorganization pursuant to which, subject to the satisfaction of customary closing conditions, a wholly-owned subsidiary of Lion will merge with Northern Genesis Acquisition Corp. (NYSE: NGA), a publicly traded special purpose acquisition company focused on a commitment to sustainability and strong alignment with environmental, social and governance principles. Upon completion of the transaction, Lion is expected to be listed on the New York Stock Exchange (NYSE) under the new ticker symbol “LEV”.

Important Information and Where to Find It

In connection with the proposed business combination, Lion Electric filed a registration statement on Form F-4 with the SEC that was declared effective on March 24, 2021 (the “Registration Statement”), which includes a proxy statement of Northern Genesis and a prospectus of Lion Electric. The Registration Statement has been declared effective by the SEC and the definitive proxy statement/prospectus has been mailed out to Northern Genesis’ stockholders. Investors and security holders of Northern Genesis and other interested parties are urged to read the Registration Statement and the definitive proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), any amendments to the foregoing, and any other documents filed with the SEC, when available, because they will contain important information about Lion Electric, Northern Genesis and the proposed business combination. Investors and security holders of Northern Genesis may obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Northern Genesis and Lion Electric through the website maintained by the SEC at www.sec.gov or by directing a request to: Northern Genesis Acquisition Corp., 4801 Main Street, Suite 1000, Kansas City, MO 64112 or (816) 514-0324. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Northern Genesis and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Northern Genesis’ stockholders in respect of the proposed business combination. Lion Electric and its officers and directors may also be deemed participants in such solicitation. Information regarding Northern Genesis’ directors and executive officers is available under the heading “Director and Executive Officers” in its Annual Report on Form 10-K filed with the SEC on March 9, 2021 (the “IPO Prospectus”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of their stockholders generally, are contained in the Joint Proxy Statement/Prospectus and will be contained in other relevant materials to be filed with the SEC in connection with the proposed business combination when they become available. Stockholders, potential investors and other interested persons should read the Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval. No offer of securities, other than with respect to the concurrent private placement of Lion shares as described in the Registration Statement, shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release constitute “forward-looking statements” (which shall include forward-looking information within the meaning of Canadian securities laws) within the meaning of Section 27A of the Securities Act. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “project,” “potential,” “seem,” “seek,” “future,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the transaction, including with respect to timing and closing thereof and the ability to consummate the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Lion Electric’s and Northern Genesis’ management and are not predictions of actual performance. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lion Electric and Northern Genesis, and are based on a number of assumptions, as well as other factors that Lion Electric and Northern Genesis believe are appropriate and reasonable in the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct or that the Lion Electric’s vision, business, objectives, plans and strategies will be achieved. Many risks and uncertainties could cause Lion Electric’s actual results, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including those factors discussed in the Registration Statement and Joint Proxy Statement/Prospectus, as well as other documents filed or to be filed by Lion Electric or Northern Genesis in accordance with applicable securities laws. These factors are not intended to represent a complete list of the factors that could affect Northern Genesis or Lion Electric, and there may be additional risks that neither Northern Genesis nor Lion Electric presently know or that Northern Genesis and Lion Electric currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Northern Genesis’ and Lion Electric’s expectations, plans or forecasts of future events and views as of the date of this press release. Northern Genesis and Lion Electric anticipate that subsequent events and developments will cause their respective assessments to change. However, while Northern Genesis and Lion Electric may elect to update these forward-looking statements at some point in the future, Northern Genesis and Lion Electric have no intention and undertake no obligation to do so except as required by applicable law. These forward-looking statements should not be relied upon as representing Northern Genesis’ and Lion Electric’s assessments as of any date subsequent to the date of this press release.

Northern Genesis Contact:

Investor Relations

Investors@northerngenesis.com

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